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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS'


We hereby consent to the use in the Annual Report on Form 10-KSB of our report dated September 24, 1996, relating to the financial statements of View Tech, Inc., which appear in such Annual Report.

                                                    CARPENTER KUHEN & SPRAYBERRY

Oxnard, California
September 27, 1996